UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2018
Date of Report (Date of earliest event reported)

EVIO, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62930 O. B. Riley Rd, Suite 300, Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (541) 633-4568

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2018, EVIO Canada, Inc, (“EVIO Canada”), a wholly-owned subsidiary of EVIO, Inc. (the “Company”) consummated Stock Purchase Agreements (the “SPAs”) to acquire a 50% interest of Keystone Labs, Inc. (“Keystone”). Keystone, Jodi McDonald, and Darren McDonald (collectively known as the “Vendors”) agreed to sell, assign and transfer to EVIO Canada and EVIO Canada agreed to purchase certain amounts of Class A shares and Class B shares of Keystone representing 50% of the issued and outstanding shares in the capital of Keystone (the “Purchases Shares”) for CDN$2,495,000. Furthermore, the Company agreed to advance Keystone an amount up to CDN$1,000,000 (the “Credit Agreement”). For the value received under the Credit Agreement, the Company received a promissory note with an 8% per annum interest rate on all outstanding sums.

On Form 8-K filed on April 18, 2018, announcing the definitive agreement, the Company announced that it was acquiring 45%, not the consummated 50%, of the issued and outstanding share in the capital of Keystone.

In connection with EVIO’s purchase of 50% of Keystone, the shareholders of Keystone subscribed for an aggregate of 1,291,391 of common shares (the “Subscription Agreements”) in the capital of EVIO for an aggregate purchase price of CDN$1,950,000 on a private placement basis.

The SPAs and Subscription Agreements otherwise contain standard representations and warranties. The foregoing is not a complete description of all rights and obligations under the SPAs and Subscription Agreements and is qualified in its entirety by the SPAs and Subscription Agreements, a copy of which, with exhibits, are attached hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 and Exhibit 99.1, which are incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1*	Share Purchase Agreement between EVIO Canada and Vendors
10.2*	Subscription Agreement for Keystone Shares by EVIO Canada
10.3*	Private placement
99.1*	Press release dated May 3, 2018

_______

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, INC.,

Date: May 2, 2018	By:	/s/ William Waldrop
William Waldrop
Chief Executive Officer

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